Exhibit 10.8

AGREEMENT TO TERMINATE OPTION AGREEMENT

THIS AGREEMENT TO TERMINATE OPTION AGREEMENT (this “Agreement”) is entered into as of March 22, 2011, by and among Shenyang Yanzikou Sports & Entertainment Co., Ltd. (“Party A”), Beijing Shungao Golf Course Management Co., Ltd. (“Party B”), and shareholders holding the equity interests of Party B (“Shareholders”  and with Party A, Party B and Chairman collectively referred to as the “Parties”). China Golf Group, Inc. (“the Company”), is made a party to this Agreement for the sole purpose of acknowledging the Agreement.

WHEREAS, in connection with a certain Consulting Services Agreement dated as of September 25, 2009 (the “Consulting Agreement”), Party A entered into an Option Agreement and its amendment dated as of even date therewith, respectively (the “Option Agreement”) with Party B and the Shareholders;

WHEREAS, Party A and Party B enters into an agreement to terminate the Consulting Agreement dated as of even date herewith (the “Termination Agreement”), whereby Party A and Party B has terminated the Consulting Agreement;

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements herein contained and for other good and valuable consideration, the Parties agree as follows:

A.           TERMINATION OF THE OPTION AGREEMENT.

(1)           Party A, Party B and Shareholders hereby unanimously agree to terminate Option Agreement.

B.           GOVERNING LAW.  This Agreement shall be governed and construed under the laws of the People’s Republic of China, and shall be binding on and shall inure to the benefit of the parties and their respective successors and permitted assigns.

C.           COUNTERPARTS.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

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SIGNATURE PAGE

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their legal representatives and duly authorized representatives on their behalf as of the date first set forth above.

PARTY A:

Shenyang Yanzikou Sports & Entertainment Co., Ltd.

By:           /s/ Ye Bi
Name: Ye Bi
Title: Executive Director

PARTY B:

Beijing Shungao Golf Course Management Co., Ltd.

By:           /s/ Xiao Bowu
Name: Xiao Bowu
Title: Executive Director

SHAREHOLDERS

_/s/ Xiao Bowu____________
Xiao Bowu
Owns 100% of Beijing Shungao Golf Course Management Co., Ltd.

ACKNOWLEDGED BY

China Golf Group, Inc.

By:___/s/ Ye Bi________
Name: Ye Bi
Title: CEO